Fourth Quarter and FY 2017 Earnings Presentation November 29, 2017

Cautionary statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the fiscal year ended September 30, 2017, filed with the U.S. Securities and Exchange Commission on November 29, 2017 (File No. 001-37793), could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Adjusted net income, Adjusted earnings per share, Net debt (total debt less cash and cash equivalents), and Leverage ratio (net debt or total debt less cash and cash equivalents over Adjusted EBITDA on a trailing twelve month basis), as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted net income to adjusted net income per share, and net debt over Adjusted EBITDA. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters end on the last Friday in December, March and June. 2

$1,504M$99 $1 $5 $1,523M $87 2016 Volume Price / Mix M&A FX 2017 $228M $26 $0 $235M $18 $1 2016 Volume Price vs. Cost Productivity / Other M&A / FX 2017 Working Days ($29M) Direct Solar ($33M) Working Days ($6M) Direct Solar ($14M) FY 2017 Highlights Year ended September 30 Passed through $87M raw material inflation Over-delivered M&A capital allocation goal Delivered $14M productivity savings Expanded capabilities to bring innovations to market Improved ease of doing business with Atkore (Agent Portal / Order to Cash System) 2017 Acquisitions +$7M Fence & Sprinkler ($8M) Net Income of $84.6M and Earnings per share of $1.27 were up 44% and 35% year over year, respectively FY 2017 Net Sales Bridge FY 2017 Adjusted EBITDA(1) Bridge (1) See non-GAAP reconciliation in appendix 3

Q4 2017 Financial Summary ($’s in millions) Q4 2017 Q4 2016 Y/Y Change Net Sales $395.8 $416.2 (4.9%) Net Income $20.9 $15.6 40.0% Adjusted EBITDA(1) $59.6 $61.4 (2.9%) Net Income Margin 5.3% 3.7% +160 bps Adjusted EBITDA Margin(1) 15.0% 14.7% +30 bps Net Income per Share $0.31 $0.24 29.2% Adjusted Net Income per Share(1) $0.35 $0.34 2.9% (1) See non-GAAP reconciliation Net Sales Growth Organic Growth +0.8% Fewer Working Days (7.0%) Acquisitions +1.2% FX +0.1% Total (4.9%) Net Sales on a per day basis, earnings and margins up year over year 4

$59M$10 $0 $61M $7 $1 2016 Volume Price vs. Cost Productivity / Other M&A / FX 2017 $396M$36 $416M $9 $5 $1 2016 Volume Price / Mix M&A FX 2017 Working Days ($6M) Acquisitions adjacent to core offering add differentiated electrical products with accretive margin Adjusted EBITDA margin increased ~70 basis points excluding impact of dollar for dollar pass through of raw material inflation Passed through 100% of raw material inflation Adjusted EBITDA headwinds from Q4 hurricanes estimated at $2 million Repurchased ~800k shares at average price of $18/share Total Atkore – Q4 Highlights Q4 Net Sales Bridge Q4 Adjusted EBITDA Bridge Working Days ($29M) Data Center Timing ($8M) 5

Electrical Raceway – Q4 Highlights US volume strengthened in key categories Average selling prices up 4 percent from pass through of raw material inflation Adjusted EBITDA margin up 170 basis points adjusted for dollar for dollar pass through of raw material inflation $293M$22$299M $11 $5 $1 2016 Volume Price / Mix M&A FX 2017 Q4 Net Sales Bridge Working Days ($20M) Improved margin by 110 basis points and passed through raw material inflation in a tough volume environment ($’s in millions) Q4 2017 Q4 2016 Y/Y Change Net Sales $293.1 $299.1 (2.0%) Adjusted EBITDA $50.9 $48.7 4.4% Adjusted EBITDA Margin 17.4% 16.3% +110 bps 6

Mechanical Products & Solutions – Q4 Highlights Strength in Razor Ribbon products and recreation customer vertical partially offset volume declines from timing of large datacenter projects and fewer working days No meaningful volume uplift seen from hurricane recoveries to date (DOT signposts, etc.) Adjusted EBITDA margin decline due to unfavorable mix and one time expenses in the quarter Challenged verticals are stabilizing, but datacenter project timing a headwind in the quarter $103M $14 $1 $118M 2016 Volume Price / Mix 2017 Working Days ($8M) Data Center Timing ($8M) ($’s in millions) Q4 2017 Q4 2016 Y/Y Change Net Sales $103.0 $117.8 (12.5%) Adjusted EBITDA $15.1 $20.6 (26.9%) Adjusted EBITDA Margin 14.6% 17.5% (290 bps) Q4 Net Sales Bridge 7

Key Balance Sheet and Cash Flow Metrics ($mm) 9/30/2017 Cash and cash equivalents $45.7 Total Debt $576.1 CapEx $25.1 Net cash from operating activities $121.7 Adjusted EBITDA $227.6 Leverage Ratio (1) Total debt / Adjusted EBITDA(1) 2.5x Net debt / Adjusted EBITDA(1) 2.3x Metrics Leverage Ratio(1) 1. Leverage ratio is defined as net debt (total debt less cash and cash equivalents) divided by the fiscal year Adjusted EBITDA. Total debt was $692.9mm, $652.2mm, and $630.3mm, as of September 26, 2014, September 25, 2015, and September 30, 2016, respectively. Cash and cash equivalents were $33.4mm, $80.6mm, and $200.3mm as of September 26, 2014, September 25, 2015, and September 30, 2016, respectively. Leverage ratio for all periods above is reconciled in the appendix. 5.2x 3.5x 1.8x 2.3x FY 2014 FY 2015 FY 2016 FY 2017 Strong Cash Flow and Leverage Ratio Continue to Support M&A Capital Allocation Strategy 8

Non - Residential Construction Industrial Residential Construction What We Expect from the Market flat to +3% +2 to 3% Key Market Influences by Segment Market Growth Modest Volume Growth Expected in 2018 Electrical Raceway Mechanical Products & Solutions 2018 Expectations flat to +3% 9

2018 Financial Outlook Summary Electrical Raceway Segment Consolidated Atkore Mechanical Products & Solutions Segment Q1 2018 FY 2018 Volume Flat to +3% Adjusted EBITDA* $50 - $55M $215 - $225M Volume Flat to +2% Adjusted EBITDA* $12 - $15M $60 - $65M Adjusted EBITDA* $55 - $60M $245 - $260M Adjusted EPS* $0.30 - $0.35 $1.45 - $1.60*** Capital Expenditures $6M $30M Interest Expense $7M $27M Tax Rate 35% 35% Diluted Shares** 66 66 * Reconciliation of the forward-looking full-year 2018 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation. ** Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS guidance. ***Estimated Full Year EPS Impact of Purchase Accounting (-$0.10/share) included for Acquisitions 10

Appendix

2017 Financial Summary Year ended September 30 ($’s in millions) 2017 2016 Y/Y Change Net Sales $1,503.9 $1,523.4 (1.3%) Adjusted Net Sales(1) $1,503.9 $1,515.6 (0.8%) Net Income $84.6 $58.8 43.9% Adjusted EBITDA(1) $227.6 $235.0 (3.1%) Net Income Margin 5.6% 3.9% +170 bps Adjusted EBITDA Margin(1) 15.1% 15.5% (40 bps) Net Income per Share $1.27 $0.94 35.1% Adjusted Net Income per Share(1) $1.42 $1.31 8.4% (1) See non-GAAP reconciliation Sales Growth Organic Growth +1.2% Fewer Working Days (2.0%) Acquisitions +0.4% Divestures (0.5%) FX (0.4%) Total (1.3%)

Adjusted Net Sales reconciliation Three Months Ended Fiscal year ended ($ in thousands) September 30, 2017 September 30, 2016 Change % Change September 30, 2017 September 30, 2016 Change % Change Net sales $ 395,807 $ 416,239 $ (20,432) (4.9)% $ 1,503,934 $ 1,523,384 $ (19,450) (1.3)% Impact of Fence and Sprinkler exit — — — * — (7,816) 7,816 (100.0)% Adjusted net sales $ 395,807 $ 416,239 $ (20,432) (4.9)% $ 1,503,934 $ 1,515,568 $ (11,634) (0.8)% Adjusted EBITDA $ 59,562 $ 61,364 $ (1,802) (2.9)% $ 227,608 $ 235,002 $ (7,394) (3.1)% Adjusted EBITDA Margin 15.0% 14.7% 15.1% 15.5% * Not meaningful

Segment Information Fiscal year ended September 30, 2017 September 30, 2016 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Impact of Fence and Sprinkler exit Adjusted net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 1,094,783 $ 189,351 17.3% $ 1,068,630 $ — $ 1,068,630 $ 181,939 17.0 % MP&S 410,532 $ 63,687 15.5% 456,821 (7,816) 449,005 $ 81,199 18.1 % Eliminations (1,381) (2,067) — (2,067) Consolidated operations $ 1,503,934 $ 1,523,384 $ (7,816) $ 1,515,568 Three Months Ended September 30, 2017 September 30, 2016 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical Raceway $ 293,126 $ 50,886 17.4% $ 299,055 $ 48,722 16.3 % MP&S 103,007 $ 15,086 14.6% 117,760 $ 20,639 17.5 % Eliminations (326) (576) Consolidated operations $ 395,807 $ 416,239

Adjusted earnings per share reconciliation Consolidated Atkore International Group Inc. Three Months Ended Fiscal Year Ended (in thousands, except per share data) September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 Net income $ 20,857 $ 15,572 $ 84,639 $ 58,796 Stock-based compensation 3,420 4,230 12,788 21,127 Consulting fee — — — 15,425 Loss (gain) on extinguishment of debt — — 9,805 (1,661) Gain on sale of joint venture — — (5,774) — Legal matters — 82 7,551 1,382 Other (a) 60 6,947 (10,247) 1,103 Impact of Fence and Sprinkler exit — — — 811 Pre-tax adjustments to net income 3,480 11,259 14,123 38,187 Tax effect (1,246) (5,087) (4,434) (14,511) Adjusted net income $ 23,091 $ 21,744 $ 94,328 $ 82,472 Weighted-Average Common Shares Outstanding Basic 63,954 62,492 63,420 62,486 Diluted 66,503 64,269 66,585 62,820 Net income (loss) per share Basic $ 0.33 $ 0.25 $ 1.33 $ 0.94 Diluted $ 0.31 $ 0.24 $ 1.27 $ 0.94 Adjusted Net income (loss) per share Basic $ 0.36 $ 0.35 $ 1.49 $ 1.32 Diluted $ 0.35 $ 0.34 $ 1.42 $ 1.31 (a) Represents other items, such as inventory reserves and adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses.

Net Income to Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. Three Months Ended Fiscal Year Ended (in thousands) September 30, 2017 September 30, 2016 September 30, 2017 September 30, 2016 Net income $ 20,857 $ 15,572 $ 84,639 $ 58,796 Income tax expense 12,173 3,892 41,486 27,985 Depreciation and amortization 14,485 14,953 54,727 55,017 Interest expense, net 5,726 11,181 26,598 41,798 Loss (gain) on extinguishment of debt — — 9,805 (1,661) Restructuring & impairments 556 1,701 1,256 4,096 Net periodic pension benefit cost — 110 — 441 Stock-based compensation 3,420 4,230 12,788 21,127 ABF product liability impact — 212 — 850 Gain on sale of joint venture — — (5,774) — Consulting fees — — — 15,425 Legal matters 50 82 7,551 1,382 Transaction costs 2,235 2,484 4,779 7,832 Other (a) 60 6,947 (10,247) 1,103 Impact of Fence and Sprinkler exit — — — 811 Adjusted EBITDA $ 59,562 $ 61,364 $ 227,608 $ 235,002 (a) Represents other items, such as inventory reserves and adjustments, release of indemnified uncertain tax positions and the impact of foreign exchange gains or losses.

Net debt / Adjusted EBITDA reconciliation Consolidated Atkore International Group Inc. ($ in thousands) September 30, 2017 September 30, 2016 September 25, 2015 Short-term debt and current maturities of long-term debt $ 4,215 $ 1,267 $ 42,887 Long-term debt 571,863 629,046 649,980 Total Debt 576,078 630,313 692,867 Less cash and cash equivalents 45,718 200,279 33,360 Net Debt $ 530,360 $ 430,034 $ 659,507 Adjusted EBITDA $ 227,608 $ 235,002 $ 163,950 Total debt/Adjusted EBITDA 2.5 x 2.7 x 4.2 x Net debt/Adjusted EBITDA 2.3 x 1.8 x 4.0 x